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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 8-K, into the Company's previously filed Registration Statements File Nos. 33-63567, 33-87520, 33-87522, 33-87524, and 33-87526.




Chicago, Illinois
April 26, 1996